EXHIBIT 99.1

Media Contact	Investor Contact
Ed Steadham 203-578-2287	Terry Mangan 203-578-2318
esteadham@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS RECORD GROWTH IN DEPOSITS AND FIRST

QUARTER RESULTS

WATERBURY, Conn., April 21, 2009 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced a net operating loss of $11.3 million before preferred dividends in the quarter ended March 31, 2009 and record deposit growth for the quarter.

Key points for the quarter include:

Deposits grew a record $810 million, improving the loan-to-deposit ratio to 95 percent.

The net operating loss of $11.3 million before preferred dividends is narrowed from recent quarters.

Webster recorded $66.0 million for credit losses. Net loan charge-offs were $30.1 million. The allowance for credit losses increased to 2.33 % of total loans.

Webster’s strong tangible capital position grew to 7.75 percent at March 31, 2009 compared to 7.70 percent at December 31, 2008 and 5.77 percent a year ago. Webster exceeds all requirements for well capitalized regulatory ratios by a significant margin.

Noninterest expenses declined by 6 percent from a year ago, apart from increases in foreclosed property expense and FDIC deposit insurance assessment.

Webster Chairman and Chief Executive Officer James C. Smith said, “While the underlying performance of our business is encouraging, our first quarter results reflect our cautious approach in the face of a weakening economy. As in the previous quarter, we made sizeable provisions for loan losses.

“Webster enjoyed record growth of $810 million in deposits across our business lines during the period as consumers and businesses increasingly value strong, local banks,” Smith continued.

“Meanwhile, we continue to lend actively in the market and extended $762 million in new credit to businesses and consumers during the quarter.”

Webster also announced today that its Board of Directors, at its April 20, 2009 meeting, declared a regular quarterly cash dividend of $.01 per common share. The dividend is payable on May 18, 2009 to shareholders of record on May 4, 2009.

Net interest income

•

Net interest margin was 2.99 percent in the first quarter compared to 3.20 percent in the fourth quarter; the anticipated decline reflects the full-quarter impact of Federal Reserve rate reductions totaling 175 bps during the course of the fourth quarter as well as interest reversals in the first quarter from higher levels of non performing assets.

•	Average interest-earning assets totaled $16.1 billion, up from $15.9 billion last quarter.

Provision for credit losses

•	$54 million of the provision for credit losses recorded in the quarter was related to the Company’s continuing portfolios and $12 million was related to the discontinued liquidating portfolio.

•	Net charge-offs were $30.1 million in the quarter compared to $52.8 million for the quarter ended December 31, 2008.

Noninterest income

•	Deposit service fees declined by $2.1 million from last quarter, primarily from seasonality in the first quarter.

•	Wealth and investment services revenues declined by $730,000 from the last quarter, primarily due to a decline in the value of assets under management due to prevailing market conditions.

•	Loan related fees declined by $665,000 from the last quarter, primarily from lower origination levels in certain asset classes.

•

Net gain on sale of securities totaled $4.5 million, the result of a $5.7 million gain on sale of $393 million of mortgage backed securities during the quarter and losses of $1.2 million on sales of $5 million in common stock.

•	Gain of $6.0 million in connection with the early extinguishment of $22.5 million of subordinated notes and related swaps

Noninterest expenses

•

Noninterest expenses declined by $7.1 million from a year ago excluding foreclosed property expenses and FDIC insurance assessment. The increase in noninterest expenses from last quarter primarily represents seasonality in compensation and benefits expense and higher amounts for foreclosed property expense and FDIC deposit insurance assessment.

Income taxes

•

Due to the pre-tax loss, the effective tax rate for the first quarter was not meaningful. The Company recorded a $0.6 million tax benefit in the quarter on the $11.9 million pre-tax loss applicable to continuing operations in the period.

Investment securities

•

Total investment securities were $3.7 billion at March 31, 2009 compared to $3.8 billion at December 31, 2008. The market value of the held to maturity portfolio improved to $ 50 million in unrealized gains, while the market value on the available for sale portfolio was relatively unchanged from December 31, 2008 with $110 million in unrealized losses.

Loans

•

Total loans were $12.1 billion at March 31, 2009 compared to $12.2 billion at December 31, 2008. In the first quarter, residential mortgage loans and commercial real estate loans increased by $115.6 million and $18.1 million, respectively, while commercial loans and consumer loans declined by $171.8 million and $54.1 million, respectively.

•	In-market loan originations increased by $200 million from the fourth quarter.
•	Out-of-market asset based loans declined by $92.9 million from year-end, or more than half of the decline in commercial loans noted above.

•	The discontinued liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan amounts, declined by $22.3 million from year-end.

Asset quality

•

Total nonperforming loans were $316.2 million or 2.61 percent of total loans at March 31, 2009 compared to $232.6 million or 1.91 percent at December 31, 2008. The increase in nonperforming loans was primarily attributed to increased non accruals in commercial loan categories of $58 million, $14 million in residential loans and $13 million in consumer loans.

•

Past due loans for the continuing portfolios declined to $112.8 million at March 31, 2009 compared to $118.4 million at December 31, 2008. Past due loans for the liquidating portfolio declined to $12.2 million at March 31, 2009 compared to $20.1 million at December 31, 2008.

Deposits and borrowings

•

Total deposits were $12.7 billion at March 31, 2009 compared to $11.9 billion at December 31, 2008. Money market, savings, NOW accounts and demand deposits increased $438.6 million, $214.9 million, $133.7 million and $37.0 million, respectively, while certificates of deposits decreased $38.6 million. Retail, HSA Bank and Government Finance deposits grew by $256 million, $86 million and $393 million, respectively.

•

Core deposits, which exclude certificates of deposits and brokered deposits, represented 61.7 percent of total deposits at March 31, 2009 compared to 59.0 percent at December 31, 2008 and 60.7 percent a year ago.

•	Total borrowings were $2.5 billion, a decline of $1.1 billion from $3.6 billion at December 31, 2008. FHLB advances declined from $1.34 billion at December 31, 2008 to $671 million at March 31, 2009.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $17.3 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 492 ATMs, telephone banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, the insurance premium finance company Budget Installment Corp., Center Capital Corporation, an equipment finance company headquartered in Farmington, Conn., and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websteronline.com.

***

Conference Call

A conference call covering Webster’s first quarter earnings announcement will be held today, Tuesday, April 21, at 9:00 a.m. EDT and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-looking Statements

Statements in this press release regarding Webster Financial Corporation’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statement, see “Forward Looking Statements” in Webster’s Annual Report for 2008. Except as required by law, Webster does not undertake to update any such forward looking information.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended March 31,
	2009	2008
	(In thousands, except per share data)
Net income (loss) and performance ratios (annualized):
Net income (loss)	$(11,341)	$24,365
Net income (loss) per diluted common share	(0.41)	0.47
Return on average shareholders’ equity	(2.44)%	5.62%
Return on average tangible equity	(3.47)	9.95
Return on average assets	(0.26)	0.57
Income (loss) from continuing operations and performance ratios (annualized):
Income (loss) from continuing operations	$(11,341)	$26,489
Net income (loss) from continuing operations per diluted common share	(0.41)	0.51
Return on average shareholders’ equity	(2.44)%	6.11%
Return on average tangible equity	(3.47)	10.82
Return on average assets	(0.26)	0.62
Noninterest income as a percentage of total revenue	31.41	27.71
Efficiency ratio (a)	67.59	65.21
Asset quality:
Allowance for credit losses	$281,729	$189,808
Nonperforming assets	348,351	153,984
Allowance for credit losses / total loans	2.33%	1.51%
Net charge-offs / average loans (annualized)	0.99	0.75
Nonperforming loans / total loans	2.61	1.11
Nonperforming assets / total loans plus OREO	2.87	1.22
Allowance for credit losses / nonperforming loans	89.11	135.87
Other ratios (annualized):
Tangible capital ratio	7.75%	5.77%
Tangible common equity ratio	4.05	5.77
Total-risk based capital (d)	14.40	11.37
Shareholders’ equity / total assets	10.75	9.96
Interest-rate spread	2.91	3.20
Net interest margin	2.99	3.27
Share related:
Book value per common share	$23.45	$32.71
Tangible book value per common share	13.02	18.36
Common stock closing price	4.25	27.87
Dividends declared per common share	0.01	0.30
Common shares issued and outstanding	52,830	52,490
Basic shares (average)	52,102	52,001
Diluted shares (average)	52,102	52,297

Footnotes:
(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	NCLC is defined as National Construction Lending Center
(d)	The ratios presented are projected for the 2009 reporting periods and actual for the 2008 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheet (unaudited)

	March 31, 2009	December 31, 2008	March 31, 2008
	(In thousands)
Assets:
Cash and due from depository institutions	$208,862	$259,208	$274,321
Short-term investments	19,942	22,154	4,042
Investment securities:
Trading, at fair value	—	77	1,049
Available for sale, at fair value	1,097,229	1,188,705	760,502
Held-to-maturity	2,429,887	2,522,511	2,091,918
Other securities	134,874	134,874	117,213

Total securities	3,661,990	3,846,167	2,970,682
Loans held for sale	48,876	24,524	8,223
Loans:
Residential mortgages	3,184,082	3,068,441	3,635,314
Commercial	3,415,051	3,586,807	3,571,954
Commercial real estate	2,250,295	2,232,174	2,196,110
Consumer	3,246,031	3,300,169	3,197,591

Total loans	12,095,459	12,187,591	12,600,969
Allowance for loan losses	(270,929)	(235,329)	(180,308)

Loans, net	11,824,530	11,952,262	12,420,661
Accrued interest receivable	67,951	74,307	77,593
Premises and equipment, net	182,629	185,928	192,928
Goodwill and other intangible assets, net	562,462	563,926	766,467
Cash surrender value of life insurance	282,399	279,807	271,947
Assets held for disposition	5,571	5,571	6,912
Unsettled trades	750	105	27,568
Deferred tax assets, net	199,531	189,337	80,565
Prepaid expenses and other assets	191,241	180,241	141,653

Total Assets	$17,256,734	$17,583,537	$17,243,562

Liabilities and Equity:
Deposits:
Demand deposits	$1,530,334	$1,493,295	$1,475,258
NOW accounts	1,935,926	1,802,250	1,825,963
Money market deposit accounts	1,794,943	1,356,361	1,704,655
Savings accounts	2,576,058	2,361,169	2,361,522
Certificates of deposit	4,638,977	4,677,615	4,564,887
Brokered deposits	218,520	194,200	211,007

Total deposits	12,694,758	11,884,890	12,143,292
Securities sold under agreements to repurchase and other short-term debt	1,146,852	1,570,971	1,642,320
Federal Home Loan Bank advances	671,294	1,335,996	869,079
Long-term debt	661,968	687,797	666,891
Liabilities held for disposition	—	—	806
Accrued expenses and other liabilities	216,789	220,187	194,881

Total liabilities	15,391,661	15,699,841	15,517,269
Shareholders’ equity	1,855,496	1,874,119	1,716,716
Noncontrolling interest	9,577	9,577	9,577

Total equity	1,865,073	1,883,696	1,726,293
Total Liabilities and Equity	$17,256,734	$17,583,537	$17,243,562

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2009	2008
	(In thousands, except per share data)
Interest income:
Loans	$140,767	$191,272
Investments	50,827	39,332
Loans held for sale	164	1,400

Total interest income	191,758	232,004

Interest expense:
Deposits	52,908	75,242
Borrowings	20,653	31,906

Total interest expense	73,561	107,148

Net interest income	118,197	124,856
Provision for credit losses	66,000	15,800

Net interest income after provision for credit losses	52,197	109,056

Noninterest income:
Deposit service fees	27,959	28,433
Loan related fees	6,482	6,858
Wealth and investment services	5,750	6,956
Mortgage banking activities	606	740
Increase in cash surrender value of life insurance	2,592	2,581
Net gain on sale of investment securities	4,458	123
Other income	275	1,784

	48,122	47,475
Gain on early extinguishment of debt and swaps	5,993	—
Loss on write-down of investments to fair value	—	(1,253)
Visa share redemption	—	1,625

Total noninterest income	54,115	47,847

Noninterest expenses:
Compensation and benefits	56,469	63,443
Occupancy	14,295	13,682
Furniture and equipment	15,140	15,160
Marketing	3,106	3,643
Outside services	3,784	4,153
Intangible amortization	1,463	1,548
Foreclosed and repossessed property expenses	1,179	280
REO and foreclosed writedowns	3,450	233
FDIC deposit insurance assessment	4,590	354
Other expenses	14,530	14,265

	118,006	116,761
Severance and other costs	240	(650)

Total noninterest expenses	118,246	116,111

Income (loss) from continuing operations before income taxes	(11,934)	40,792
Income taxes (benefit)	(593)	14,303

Income (loss) from continuing operations	(11,341)	26,489
Income (loss) from discontinued operations, net of tax	—	(2,124)

Net income (loss)	$(11,341)	$24,365

Preferred stock dividends and accretion of discount	10,215	—

Net income (loss) available to common shareholders	$(21,556)	$24,365

Diluted shares (average)	52,102	52,297
Net income (loss) per common share:
Basic
Income (loss) from continuing operations	$(0.41)	$0.51
Net income (loss)	(0.41)	0.47
Diluted
Income (loss) from continuing operations	(0.41)	0.51
Net income (loss)	(0.41)	0.47

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(In thousands, except per share data)
Interest income:
Loans	$140,767	$168,200	$175,363	$175,786	$191,272
Investments	50,827	40,398	39,210	38,115	39,332
Loans held for sale	164	51	54	92	1,400

Total interest income	191,758	208,649	214,627	213,993	232,004

Interest expense:
Deposits	52,908	57,154	57,731	60,055	75,242
Borrowings	20,653	25,427	27,715	28,252	31,906

Total interest expense	73,561	82,581	85,446	88,307	107,148

Net interest income	118,197	126,068	129,181	125,686	124,856
Provision for credit losses	66,000	100,000	45,500	25,000	15,800

Net interest income after provision for credit losses	52,197	26,068	83,681	100,686	109,056

Noninterest income:
Deposit service fees	27,959	30,018	31,738	29,943	28,433
Loan related fees	6,482	7,147	7,171	7,891	6,858
Wealth and investment services	5,750	6,480	7,070	7,634	6,956
Mortgage banking activities	606	336	50	104	740
Increase in cash surrender value of life insurance	2,592	2,631	2,606	2,623	2,581
Net gain (loss) on sale of investment securities	4,458	(4,233)	(50)	126	123
Other income	275	1,315	2,731	854	1,784

	48,122	43,694	51,316	49,175	47,475
Gain on early extinguishment of debt and swaps	5,993	—	—	—	—
Loss on write-down of investments to fair value	—	(129,593)	(33,507)	(54,924)	(1,253)
Loss on sale of FNMA/FHLMC preferred stock	—	—	(2,060)	—	—
VISA share redemption	—	—	—	—	1,625

Total noninterest income	54,115	(85,899)	15,749	(5,749)	47,847

Noninterest expenses:
Compensation and benefits	56,469	52,078	61,314	62,866	63,443
Occupancy	14,295	13,406	12,827	13,128	13,682
Furniture and equipment	15,140	15,469	14,892	15,634	15,160
Marketing	3,106	2,895	2,478	4,940	3,643
Outside services	3,784	4,101	3,798	3,706	4,153
Intangible amortization	1,463	1,463	1,464	1,464	1,548
Foreclosed and repossessed property expenses	1,179	1,799	1,496	1,068	280
REO and foreclosed writedowns	3,450	1,615	1,968	484	233
FDIC deposit insurance assessment	4,590	3,468	532	344	354
Other expenses	14,530	13,593	14,227	16,221	14,265

	118,006	109,887	114,996	119,855	116,761
Severance and other costs	240	5,905	1,535	9,368	(650)
Goodwill impairment	—	188,866	1,013	8,500	—

Total noninterest expenses	118,246	304,658	117,544	137,723	116,111

Income (loss) from continuing operations before income taxes	(11,934)	(364,489)	(18,114)	(42,786)	40,792
Income taxes (benefit)	(593)	(63,980)	(1,878)	(14,285)	14,303

Income (loss) from continuing operations	(11,341)	(300,509)	(16,236)	(28,501)	26,489
Income (loss) from discontinued operations, net of tax	—	8	(518)	(439)	(2,124)

Net income (loss)	$(11,341)	$(300,501)	$(16,754)	$(28,940)	$24,365

Preferred stock dividends and accretion of discount	10,215	7,093	4,994	—	—

Net income (loss) available to common shareholders	$(21,556)	$(307,594)	$(21,748)	$(28,940)	$24,365

Diluted shares (average)	52,102	52,031	52,032	52,017	52,297
Net income (loss) per common share:
Basic
Income (loss) from continuing operations	$(0.41)	$(5.91)	$(0.41)	$(0.55)	$0.51
Net income (loss)	(0.41)	(5.91)	(0.42)	(0.56)	0.47
Diluted
Income (loss) from continuing operations	(0.41)	(5.91)	(0.41)	(0.55)	0.51
Net income (loss)	(0.41)	(5.91)	(0.42)	(0.56)	0.47

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads (unaudited)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Interest-rate spread
Yield on interest-earning assets	4.82%	5.24%	5.45%	5.51%	6.02%
Cost of interest-bearing liabilities	1.91	2.13	2.21	2.31	2.82

Interest-rate spread	2.91%	3.11%	3.24%	3.20%	3.20%

Net interest margin	2.99%	3.20%	3.32%	3.26%	3.27%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

	Three Months Ended March 31,
	2009			2008
	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
	(Dollars in thousands)
Assets:
Interest-earning assets:
Loans	$12,151,016	$140,767	4.65%	$12,540,115	$191,272	6.08%
Investment securities (b)	3,946,429	54,511	5.36	2,954,885	42,973	5.75
Loans held for sale	20,415	164	3.22	96,372	1,400	5.81
Short-term investments	20,148	32	0.63	3,690	37	3.98

Total interest-earning assets	16,138,008	195,474	4.82	15,595,062	235,682	6.02

Noninterest-earning assets	1,466,046			1,538,898

Total assets	$17,604,054			$17,133,960

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,507,206	$—	—%	$1,437,553	$—	—%
Savings, NOW and money market
deposit accounts	5,943,285	15,711	1.07	5,796,671	24,180	1.67
Time deposits	4,838,449	37,197	3.12	4,938,280	51,062	4.15

Total deposits	12,288,940	52,908	1.75	12,172,504	75,242	2.49

Securities sold under agreements to repurchase and other short-term debt	1,695,580	5,800	1.37	1,359,763	11,219	3.26
Federal Home Loan Bank advances	870,368	7,054	3.24	1,039,936	9,879	3.76
Long-term debt	681,371	7,799	4.58	658,789	10,808	6.56

Total borrowings	3,247,319	20,653	2.54	3,058,488	31,906	4.14

Total interest-bearing liabilities	15,536,259	73,561	1.91	15,230,992	107,148	2.82

Noninterest-bearing liabilities	199,648			160,546

Total liabilities	15,735,907			15,391,538
Preferred stock of subsidiary corporation	9,577			9,577
Shareholders’ equity	1,858,570			1,732,845

Total liabilities and shareholders’ equity	$17,604,054			$17,133,960

Tax-equivalent net interest income		121,913			128,534
Less: tax-equivalent adjustment		(3,716)			(3,678)

Net interest income		$118,197			$124,856

Interest-rate spread			2.91%			3.20%

Net interest margin			2.99%			3.27%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan balances (unaudited)

	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(Dollars in thousands)
Loan Balances (actuals):
Continuing Portfolio:
Residential mortgages	$3,170,908	$3,049,706	$3,542,416	$3,547,997	$3,580,914
Commercial	1,738,640	1,797,135	1,803,321	1,792,528	1,754,738
Equipment financing	1,016,718	1,037,077	1,006,238	1,002,533	983,455
Asset based lending	659,694	752,595	867,510	842,334	833,761
Commercial real estate	2,094,751	2,070,641	2,147,617	2,083,600	1,951,186
Residential development	155,544	161,533	217,564	230,897	244,924
Consumer	2,979,117	3,016,524	2,960,491	2,910,055	2,871,102

Total continuing	11,815,372	11,885,211	12,545,157	12,409,944	12,220,080
Allowance for loan losses	(226,562)	(191,426)	(161,331)	(151,997)	(138,191)

Total continuing, net	11,588,810	11,693,785	12,383,826	12,257,947	12,081,889

Liquidating Portfolio:
NCLC (c)	13,174	18,735	25,409	46,103	54,400
Consumer	266,913	283,645	295,823	310,407	326,489

Total liquidating portfolio	280,087	302,380	321,232	356,510	380,889
Allowance for loan losses	(44,367)	(43,903)	(27,838)	(32,871)	(42,117)

Total liquidating, net	235,720	258,477	293,394	323,639	338,772

Total Loan Balances (actuals)	12,095,459	12,187,591	12,866,389	12,766,454	12,600,969
Allowances for loan loss	(270,929)	(235,329)	(189,169)	(184,868)	(180,308)

Loans, net	$11,824,530	$11,952,262	$12,677,220	$12,581,586	$12,420,661

Loan Balances (average):
Continuing Portfolio:
Residential mortgages	$3,092,512	$3,449,202	$3,542,938	$3,564,040	$3,576,090
Commercial	1,784,062	1,811,527	1,796,598	1,778,444	1,750,913
Equipment finance	1,026,322	1,015,340	1,007,465	1,001,358	984,313
Asset based lending	701,263	842,148	844,518	836,934	822,794
Commercial real estate	2,083,861	2,182,228	2,120,589	2,016,430	1,867,170
Residential development	158,924	161,533	217,564	230,897	244,924
Consumer	3,012,178	2,989,393	2,924,446	2,890,852	2,902,906

Total continuing	11,859,122	12,451,371	12,454,118	12,318,955	12,149,110
Allowance for loan losses	(204,619)	(167,230)	(162,420)	(147,845)	(145,909)

Total continuing, net	11,654,503	12,284,141	12,291,698	12,171,110	12,003,201

Liquidating Portfolio:
NCLC (c)	15,675	24,199	43,777	49,656	58,253
Consumer	276,219	293,964	307,503	318,173	332,752

Total liquidating portfolio	291,894	318,163	351,280	367,829	391,005
Allowance for loan losses	(44,367)	(43,903)	(27,838)	(32,871)	(42,127)

Total liquidating, net	247,527	274,260	323,442	334,958	348,878

Total Loan Balances (average)	12,151,016	12,769,534	12,805,398	12,686,784	12,540,115
Allowance for loan losses	(248,986)	(211,133)	(190,258)	(180,716)	(188,036)

Loans, net	$11,902,030	$12,558,401	$12,615,140	$12,506,068	$12,352,079

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Nonperforming Assets (unaudited)

	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(Dollars in thousands)
Nonperforming loans:
Continuing Portfolio:
Residential mortgages	$66,811	$52,502	$39,445	$27,083	$26,242
Commercial	65,073	32,915	33,842	36,808	25,140
Equipment financing	16,056	13,138	7,462	6,718	5,719
Asset based lending	29,353	17,072	17,239	18,980	5,124
Commercial real estate	12,604	8,032	8,971	9,710	7,809
Residential development	54,147	48,628	71,065	48,130	13,402
Consumer	40,170	29,939	23,668	20,745	17,084

Nonperforming loans—continuing portfolio	284,214	202,226	201,692	168,174	100,520

Liquidating Portfolio:
NCLC (c)	12,259	13,402	14,227	28,235	29,804
Consumer	19,695	16,938	10,994	10,651	9,378

Nonperforming loans—liquidating portfolio	31,954	30,340	25,221	38,886	39,182

Total nonperforming loans	$316,168	$232,566	$226,913	$207,060	$139,702

Other real estate owned and repossessed assets:
Continuing Portfolio:
Residential mortgages	$1,399	$1,863	$3,071	$3,792	$1,820
Commercial	10,361	9,782	1,026	1,113	1,113
Equipment financing	13,352	13,086	12,261	5,663	5,477
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Consumer	369	1,244	2,835	4,173	4,348

Total continuing	25,481	25,975	19,193	14,741	12,758

Liquidating Portfolio:
NCLC (c)	5,563	3,519	2,943	279	—
Consumer	1,139	1,129	626	2,020	1,524

Nonperforming loans—liquidating portfolio	6,702	4,648	3,569	2,299	1,524

Total other real estate owned and repossessed assets	$32,183	$30,623	$22,762	$17,040	$14,282

Total nonperforming assets	$348,351	$263,189	$249,675	$224,100	$153,984

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(Dollars in thousands)
Past due 30-89 days:
Continuing Portfolio:
Residential mortgages	$45,798	$45,909	$40,209	$27,534	$28,972
Commercial	8,033	15,817	7,196	8,337	10,229
Equipment financing	16,404	9,860	8,102	9,414	10,269
Asset based lending	145	3,676	—	—	—
Commercial real estate	8,373	7,158	18,241	2,756	24,655
Residential development	1,004	2,096	5,832	2,485	5,999
Consumer	33,092	33,848	23,279	18,137	20,721

Past Due 30-89 days—continuing portfolio	112,849	118,364	102,859	68,663	100,845

Liquidating Portfolio:
NCLC (c)	1	4,487	3,046	2,487	1,645
Consumer	12,244	15,621	15,370	8,063	10,473

Past Due 30-89 days—liquidating portfolio	12,245	20,108	18,416	10,550	12,118

Accruing loans past due 90 days or more:
Residential mortgages	—	—	—	—	—
Commercial	573	459	534	1,380	596
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	—	450	174	—	—
Residential development	150	201	—	—	436
Consumer	—	—	—	—	—

Accruing loans past due 90 days or more:	723	1,110	708	1,380	1,032

Total past due loans	$125,817	$139,582	$121,983	$80,593	$113,995

See Selected Financial Highlights for footnotes.

Five Quarter Changes in the Allowance for Credit Losses (unaudited)

	For the Three Months Ended
	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(Dollars in thousands)
Beginning balance	$245,829	$198,669	$194,368	$189,808	$197,586
Provision	66,000	100,000	45,500	25,000	15,800
Charge-offs continuing portfolio:
Residential mortgages	2,964	3,778	1,623	1,036	1,480
Commercial	5,388	5,416	6,593	1,154	4,749
Equipment financing	2,236	1,222	998	672	490
Asset based lending	2,981	176	7,245	1,623	6,200
Commercial real estate	—	53	—	1,504	—
Residential development	48	30,158	161	3,711	—
Consumer	6,541	3,887	4,643	2,784	3,697

Charge-offs continuing portfolio	20,158	44,690	21,263	12,484	16,616
Charge-offs liquidating portfolio:
NCLC (c)	2,086	777	14,025	4,203	4,341
Consumer	9,911	8,779	6,767	5,450	3,448

Charge-offs liquidating portfolio	11,997	9,556	20,792	9,653	7,789

Total charge-offs	32,155	54,246	42,055	22,137	24,405

Recoveries continuing portfolio:
Residential mortgages	24	85	5	162	36
Commercial	378	225	89	269	241
Equipment financing	287	177	303	238	251
Asset based lending	5	129	61	375	44
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Consumer	766	180	256	246	255

Recoveries continuing portfolio	1,460	796	714	1,290	827

Recoveries liquidating portfolio:
NCLC (c)	528	595	151	406	—
Consumer	67	15	(9)	1	—

Recoveries liquidating portfolio	595	610	142	407	—

Total recoveries	2,055	1,406	856	1,697	827

Total net charge-offs	30,100	52,840	41,199	20,440	23,578
Ending balance	$281,729	$245,829	$198,669	$194,368	$189,808

Components:
Allowance for loan losses	$270,929	$235,329	$189,169	$184,868	$180,308
Reserve for unfunded credit commitments	10,800	10,500	9,500	9,500	9,500

Allowance for credit losses	$281,729	$245,829	$198,669	$194,368	$189,808

See Selected Financial Highlights for footnotes.

Asset Quality Ratios

	For the Three Months Ended
	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
	(Dollars in thousands)
Total Portfolio
Allowance for loan losses / total loans	2.24%	1.93%	1.47%	1.45%	1.43%
Allowance for credit losses / total loans	2.33	2.02	1.54	1.52	1.51
Net charge-offs / average loans (annualized)	0.99	1.66	1.29	0.64	0.75
Nonperforming loans / total loans	2.61	1.91	1.76	1.62	1.11
Nonperforming assets / total loans plus OREO	2.87	2.15	1.94	1.75	1.22
Allowance for credit losses / nonperforming loans	89.11	105.70	87.55	93.87	135.87
Continuing Portfolio
Allowance for loan losses / total loans	1.92%	1.61%	1.29%	1.22%	1.13
Allowance for credit losses / total loans	2.01	1.70	1.36	1.30	1.21
Net charge-offs / average loans (annualized)	0.63	1.41	0.66	0.36	0.51
Nonperforming loans / total loans	2.41	1.70	1.61	1.36	0.82
Nonperforming assets / total loans plus OREO	2.62	1.92	1.76	1.47	0.93
Allowance for credit losses / nonperforming loans	83.52	102.35	86.09	96.48	146.92
Liquidating Portfolio
NCLC (C)
Allowance for loan losses / total loans	30.86%	30.01%	22.85%	19.65%	23.64
Net charge-offs / average loans (annualized)	39.76	2.99	126.76	30.59	29.81
Nonperforming loans / total loans	93.05	71.53	55.99	61.24	54.79
Allowance for loan losses / nonperforming loans	33.16	41.96	40.80	32.09	43.15
Consumer
Allowance for loan losses / total loans	15.10%	13.50%	7.45%	7.53%	8.96
Net charge-offs / average loans (annualized)	14.26	11.93	8.81	6.75	4.2
Nonperforming loans / total loans	7.38	5.97	3.72	3.37	2.87
Allowance for loan losses / nonperforming loans	204.63	225.99	200.5	223.63	312.09

See Selected Financial Highlights for footnotes.